                         MFS Government Securities Fund

                   Supplement to the July 1, 1995 Prospectus



The following information replaces the "Expense Summary" section found on pages 2 and 3 of the Fund's Prospectus dated July 1, 1995:

Expense Summary

Shareholder Transaction Expenses:                   Class A           Class B

Maximum Initial Sales Charge Imposed on
  Purchases of Fund Shares (as a percentage
  of offering price)                                 4.75%             0.00%
Maximum Contingent Deferred Sales Charge
  (as a percentage of original purchase price
  or redemption proceeds, as applicable)          See Below(1)         4.00%

Annual Operating Expenses (as a percentage of average net assets):

Management Fees (after applicable fee
  reduction)(2)                                      0.25%             0.25%
Rule 12b-1 Fees                                      0.35(3)           1.00(4)
Other Expenses                                       0.30              0.37
Total Operating Expenses (after applicable
  fee reduction)(5)                                  0.90%             1.62%

------------------------------
(1) Purchases of $1 million or more are not subject to an initial sales charge; however, a CDSC of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Purchases" below).

(2) The Adviser has voluntarily reduced its management fee to 0.25% per annum of the Fund's average daily net assets for an indefinite period of time. Absent such reduction, "Management Fees" would have been 0.40%.

(3) The Fund has adopted a Distribution Plan for its Class A shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the net assets of the Fund attributable to Class A shares (see "Distribution Plans" in the Prospectus). Distribution expenses paid under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would be permissible if imposed entirely as an initial sales charge.

(4) The Fund has adopted a Distribution Plan for its Class B shares in accordance with Rule 12b-1 under the 1940 Act, which provides that it will pay distribution/service fees aggregating up to 1.00% per annum of the average net daily assets attributable to its Class B shares. Distribution expenses paid under this Plan, together with any CDSC, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

(5) Absent the reduction in the Fund's management fees, "Total Operating Expenses" for Class A and Class B shares of the Fund would have been 1.05% and 1.77%, respectively.

                               Example of Expenses

An investor would pay the following dollar amounts of expenses on a hypothetical $1,000 investment in the Fund, assuming (a) 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):

         Period                     Class A             Class B
                                                             (1)

         1 year                     $ 56             $ 56     $ 16
         3 years                      75               81       51
         5 years                      95              108       88
         10 years                    153              173(2)   173(2)

------------------------------
(1)   Assumes no redemption.

(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore years nine and ten reflect Class A expenses.

The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following expenses of the Fund are set forth in the following sections of this Prospectus: (i) varying sales charges on share purchases - "Purchases"; (ii) varying CDSCs "Purchases"; (iii) management fees - "Investment Adviser"; and (iv) Rule 12b-1 (I.E., distribution plan) fees - "Distribution Plans."

The "Example" set forth above reflects the imposition of the maximum sales charge and should not be considered a representation of past or future expenses of a Fund; actual expenses may be greater or less than those shown.

In addition, the first sentence at the top of page 9 of the Prospectus is deleted in its entirety and replaced by the following sentence: "Effective March 1, 1996, the Adviser has voluntarily agreed to reduce the Fund's management fee to 0.25% of the Fund's average daily net assets for an indefinite period of time."

                 The date of this Supplement is March 1, 1996.